JDS Uniphase

Certain statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1934.

“Forward-looking” statements are all statements made by us, other than those dealing specifically with historical matters and any statements we make about the conduct of our business or finances up to this moment. All other statements made by us are forward-looking statements which include any information provided on future business operations and guidance regarding our future financial performance.

Actual results might differ materially from those projected in the forward-looking statements. Factors that could cause actual results to materially differ from those in the forward-looking statements are discussed in the Company’s Securities and Exchange Commission filings.

JDS Uniphase

Unbridled Optimism



JDS Uniphase

Unbridled Optimism


2005

JDS Uniphase

Deep Pessimism



Deep Pessimism


2005

JDS Uniphase

Realistic Optimism



JDS Uniphase

Realistic Optimism



2005

JDS Uniphase

Content and Demand Drive Long-Term Growth


PLACEWARE
STAR WARS
comedy
PAPA NoGOOD



JDS Uniphase

Traffic Continues to Grow



Historical and Forecasted Traffic Growth
TB/Month
10,000,000,000
1,000,000,000
100,000,000
10,000,000
1,000,000
100,000
10,000
1,000
100
10
1
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
Data

Source: FCC, Dell Oro, AT&T Research, RHK, Merrill Lynch Research

JDS Uniphase

Business Bandwidth Use Growing Today ...


λ_1 Video
λ_2 Data Services
λ_3 Video
λ_4 Data Services
ONU
Hub
CUSTOMERS
INFORMATION TECHNOLOGY
ENGINEERING

JDS Uniphase

Driven by New Technologies


Ethernet Switch
Server(s)
To Internet

JDS Uniphase

WiFi (Wireless Fidelity Technology - 802.11b)


WiFi Hub
Ethernet Switch
WiFi Hub
Server(s)
WiFi Hub
WiFi Hub
To Internet

JDS Uniphase

WiFi (Wireless Fidelity Technology - 802.11b)

Always Connected


WiFi Hub
WiFi Hub

JDS Uniphase

Bandwidth Demand Will Grow Even More in the Future



λ_1 Entertainment
λ_2 Data Services
ONU
Hub
CHILD'S ROOM
HOME OFFICE
FAMILY ROOM

Applications Will Drive Bandwidth Growth



Online Gaming

JDS Uniphase

Broadband Household Penetration


U.S. Households (104 million total)
Subscribers (in millions)
25
20
15
10
5
0
CABLE
DSL
5%
3.7
1.9
10%
6.7
3.3
2000
2001

Source: Credit Suisse First Boston

Internet Traffic for North America


79%
14%
7%
Cable
DSL
Dial-up

21% of total users have a Broadband connection (cable or DSL)

RHK, May 2002

JDS Uniphase

Internet Traffic for North America

93% of bandwidth usage is generated by broadband users (cable or DSL)



73%
7%
20%
Cable
DSL
Dial-up

RHK, May 2002

New Infrastructures Open Up New Possibilities



0 2 mi
0 2 km
MONTGOMERY COUNTY
MARYLAND
DISTRICT OF COLUMBIA
PRINCE GEORGE'S COUNTY
FAIRFAX COUNTY
ARLINGTON COUNTY

JDS Uniphase

New Infrastructures Open Up New Possibilities



0 2 mi
0 2 km
MONTGOMERY COUNTY
MARYLAND
DISTRICT OF COLUMBIA
95
PRINCE GEORGE'S COUNTY
FAIRFAX COUNTY
ARLINGTON COUNTY
495
4 Lanes

JDS Uniphase

New Infrastructures Open Up New Possibilities


0
2 mi
0
2 km
MONTGOMERY COUNTY
MARYLAND
DISTRICT OF COLUMBIA
95
PRINCE GEORGE'S COUNTY
FAIRFAX COUNTY
ARLINGTON COUNTY
495
4 Lanes

New Infrastructures Open Up New Possibilities



0 2 mi
0 2 km
ONTGOM
COUNTY
MARYLAND
DISTRICT OF COLUMBIA
95
PRINCE
EORGE'S
COUNTY
ARLINGTON
COUNTY
FAIR
COUNTY
495
8 Lanes

JDS Uniphase

New Infrastructures Open Up New Possibilities



0 2 mi
0 2 km
ONTGOM
COUNTY
MARYLAND
DISTRICT OF COLUMBIA
PRINCE
EORGE'S
OUNTY
95
FAIR
COUNT
ARLINGTON
COUNTY
495
12 Lanes
(proposed)

JDS Uniphase

Changing Economics with New Technologies

$/Gbps

Reducing the cost / managed bit

Deploying services more rapidly

Increasing productivity

Enabling value added services

Cost

Capacity

JDS Uniphase

Transmission Opportunities



Fibre channel storage director
Router
Fibre channel switch
SAN gateway
DWDM system
Fibre channel hubs
Storage devices
(SAN)
JDS Uniphase

Fibre Channel GBIC

JDS Uniphase

Transmission Opportunities



Gigabit Ethernet Transceiver
Local end users
Ethernet Switch
Router
Server(s) with fibre channel adapters
(LAN)
Fibre channel storage director
SAN gateway
DWDM system
Fibre channel switch
Fibre channel hubs
Storage devices
(SAN)
Fibre Channel GBIC

JDS Uniphase

Transmission Opportunities



Backbone
2.5 Gb/s Transponder
10 Gigabit Ethernet
Sonet ADM
Sonet ADM
Sonet ADM
Resilient Packet Ring Node
(MAN)
Gigabit Ethernet Aggregation
Gigabit Ethernet Aggregation
Gigabit Ethernet Transceiver
Local end users
Ethernet Switch
with fibre channel adapters
(LAN)
Fibre channel storage director
SAN gateway
DWDM system
Fibre channel switch
Fibre channel hubs
Storage devices
(SAN)
Fibre Channel GBIC
JDS Uniphase

Deployment of Services


Truck Roll
Service Provider

Wavelength Switch System Applications

Dynamic Mesh on Optical Rings



Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch

- Full or partial mesh - any wavelength to any other node
- All nodes identical, easy planning
- Fast remote bandwidth upgrades
- Rapid setup / tear down of bandwidth for changing traffic patterns

JDS Uniphase

Wavelength Switch System Applications

All Optical Ring Interconnect



Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch
Wavelength Switch

- Eliminate regenerators and OXC between rings
- Allows easy transition to Mesh on existing ring fiber base

JDS Uniphase

More Rapid Deployment of Services


New Customer
New Customer
Service Provider

Intelligent Amplifiers Balance Gain Automatically


WDM
EDFA
DYNAMIC GAIN EQUALIZATION
EDFA
RAMAN PUMP SOURCE
WAVELENGTH MONITOR

- Lower noise amplification
- Increased reach
- Responds to system dynamics

JDS Uniphase

Dynamic Gain Equalizer

- Provides controlled attenuation across the C or L band to compensate for power imbalance in optical fiber links
- Attenuation range: >10dB



Input


Power
1
0.8
0.6
0.4
0.2
0
1 4 7 10 13 16 19 22 25 28 31
Channel

Output


Power
1
0.8
0.6
0.4
0.2
0
1 4 7 10 13 16 19 22 25 28 31
Channel

JDS Uniphase

A Truly End-to-End Network



Access/
CATV
Enterprise
Long Haul
Metro
Submarine
Ultra-Long Haul
JDS Uniphase

Diverse Customer Base for Optics

Display Markets



PLUS

JDS Uniphase

Diverse Customer Base for Optics

Currency Protection Markets

Optically Variable Pigments protect bank notes in 83 countries representing over 60% of the value of world currency


SPECIMEN
SPECIMEN
BANKA SLOVENIJE

JDS Uniphase

Diverse Customer Base for Optics

Decorative Markets


TREK

JDS Uniphase

Changing Economics with New Technologies

$/Gbps

Cost

Reducing the cost / managed bit

Deploying services more rapidly

Increasing productivity

Enabling value added services

Capacity

Preparing for the Future


$/Gbps
Global Realignment Program
Financial Strength
Investing in the Future
Cost
Capacity

JDS Uniphase

Re-engineering JDS Uniphase

Closing and Consolidating Operations



45
40
35
30
25
20
15
10
5
0
Apr 2001
Dec 2001
Jul 2002
Future

JDS Uniphase

Re-engineering JDS Uniphase

Reducing Global Workforce

- February, 2001—29,000 employees
- June, 2001—20,000 employees
- January, 2002—11,000 employees
- July, 2002—9,100 employees



35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
Feb 2001
Jun 2001
Jan 2002
Jul 2002

JDS Uniphase

Global Realignment Program

($Millions)	Incurred thru 4Q02	To Come[1]	Total[1]
Costs	943	267	1,210
Annual Savings Rate	955	160	1,115

[1] Estimate

JDS Uniphase

Expanding Low-Cost Manufacturing



- 320,000 sq.ft. facility in Shenzhen, China
- ISO 9001 certified
- Oracle ERP platform

JDS Uniphase

Modular Design Approach to Lean Manufacturing



Sample Project: Amplifiers
GBLK
TDC
GBLK
DGE
GBLK
OPM
Controller



GAIN BLOCKS
DYNAMIC GAIN EQUALIZERS
OPTICAL PERFORMANCE MONITORS
TUNABLE DISPERSION COMPENSATORS

JDS Uniphase

Strategic Operations — Leveraging IT Investments


Customer Service
Supply Chain Management
Finance
Order Management

JDS Uniphase

Strategic Operations — Operational Excellence



Business Unit Focus
Demand Scheduling
Mfg Planning
Production
Shipping
Global Common Processes
Quotation
Order Entry
Billing

JDS Uniphase

Sizing to Respond

- Sizing to break-even at $260M in quarterly sales
- 50+% marginal profitability on sales increases









JDS Uniphase

R&D Spending

(Excluding Global Realignment Program Charges)



60
50
40
30
20
10
0
$Millions
Q1 FY02
Q2 FY02
Q3 FY02
Q4 FY02

JDS Uniphase

AWG Product Line Addition



JDS Uniphase
40 CH MUX/DEMUX AWG
02JV5AA10059
250111119
AWGVGBFBD10001
74.2°C
MM/YY
1571.24nm

- Advanced waveguide technology
- High yield 200-mm wafers
- Advanced packaging
- Automated fiber interfacing

AWG Technological Advancement

CVD Yield Trend Higher Than FHD



4"
8"
Flame Hydrolysis Deposition (FHD)
Chemical Vapor Deposition (CVD)

JDS Uniphase

Datacom Product Line Additions


JDS Uniphase

GBIC



SFF


21P6202900000
JDS Uniphase

10 Gigabit Ethernet

JDS Uniphase

Cash



$2,000
$1,500
$1,000
$500
$0.0
$Millions
Q4 FY01
Q1 FY02
Q2 FY02
Q3 FY02
Q4 FY02

JDS Uniphase

How Will Our Business Recover?


Service Providers
System Providers
JDS Uniphase

- Initial capital spending increases absorbed by inventories

How Will Our Business Recover?



Service Providers
System Providers
JDS Uniphase

- Gradual transfer of business turn to component and module suppliers
  - System supplier conservatism
  - Metro and enterprise healthier initially
  - Some customers will need some parts
  - Growing impact of new products
- Potential for initially slow or bumpy sales patterns

How Will Our Business Recover?

Service Providers

System Providers

JDS Uniphase

- Over time, expansion follows capital spending patterns
- Markets return to growth

End-to-End Product Portfolio


JDS Uniphase

JDS Uniphase

A Truly End-to-End Network



Access/
CATV
Enterprise
Long Haul
Metro
Submarine
Ultra-Long Haul

JDS Uniphase

Recovery



JDS Uniphase